Fair Value Loss on Embedded Derivatives	6 Months Ended
Jun. 30, 2024
Fair Value Loss on Embedded Derivatives [Abstract]
Fair value loss on embedded derivatives

8. Fair value loss on embedded derivatives

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
	$	$	$	$
Fair value loss on embedded derivatives	356,000	-	356,000	-
	356,000	-	356,000	-

On June 30, 2024, the embedded derivative liability component of the convertible debentures as disclosed in detail in Note 19, was reassessed to be $25.5 million using the same valuation methods and approach as on initial recognition. The increase of $356,000 is largely due to market credit spreads increasing, resulting in a more likely occurrence for a conversion to occur reflected in the higher conversion value. The resulting $356,000 fair value increase has been recognized as a charge to the profit or loss.